Total Capital and Net Income Per Unit	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Total Capital and Net Income Per Unit
Total Capital and Net Income Per Common Unit

At December 31, 2016, a total of 72.5% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation. All of the Partnership’s outstanding Series A Cumulative Redeemable Preferred Units (the Series A Preferred Units), Series B Cumulative Redeemable Preferred Units (the Series B Preferred Units), Series C-1 Cumulative Convertible Perpetual Preferred Units (the Series C-1 Preferred Units), and 74.0% of the 10.5% Series D Cumulative Convertible Perpetual Preferred Units (the Series D Preferred Units) are held by entities other than Teekay Corporation and its affiliates. A total of 26.0% of the Series D Preferred Units are held by Teekay Corporation.

Limited Partners’ Rights

Significant rights of the limited partners include the following:

•
Right of common unitholders to receive distributions of Available Cash (after deducting expenses, including estimated maintenance capital expenditures and reserves, including reserves for future capital expenditures and for anticipated future credit needs of the Partnership) within approximately 45 days after the end of each quarter.

•	No limited partner shall have any management power over the Partnership’s business and affairs; the general partner shall conduct, direct and manage our activities.

•
The general partner may be removed if such removal is approved by common unitholders holding at least 66.66% of the outstanding units voting as a single class, including units held by the general partner and its affiliates.

Incentive Distribution Rights

The general partner is entitled to incentive distributions if the amount the Partnership distributes to common unitholders with respect to any quarter exceeds specified target levels shown below:

Quarterly Distribution Target Amount (per unit)	Unitholders	General Partner
Minimum quarterly distribution of $0.35	98%	2%
Up to $0.4025	98%	2%
Above $0.4025 up to $0.4375	85%	15%
Above $0.4375 up to $0.525	75%	25%
Above $0.525	50%	50%

During 2016, cash distributions were below $0.35 per common unit. Consequently, the increasing percentages were not used to calculate the general partner’s interest in net income for the purposes of the net income per common unit calculation for the year ended December 31, 2016.

In the event of a liquidation, all property and cash in excess of that required to discharge all liabilities and liquidation amounts on the Series A, Series B, Series C-1 and Series D Preferred Units will be distributed to the common unitholders and the general partner in proportion to their capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of the Partnership’s assets in liquidation in accordance with the partnership agreement.

Series B Preferred Units, Series C Preferred Units and Series C-1 Preferred Units

In April 2015, the Partnership issued 5.0 million 8.50% Series B Preferred Units in a public offering with and aggregate redemption amount of $125.0 million, for net proceeds of $120.8 million. Pursuant to the partnership agreement, distributions on the Series B Preferred Units to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. At any time on or after April 20, 2020, the Series B Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.

In July 2015, the Partnership issued 10.4 million 8.60% Series C Preferred Units Series C Cumulative Convertible Perpetual Preferred Units (the Series C Preferred Units) in a private placement for net proceeds of approximately $249.8 million. The terms of this original agreement provided that at any time after the 18 months anniversary of the closing date, at the election of each holder, the Series C Preferred Units may be converted on a one-for-one basis into common units of the Partnership. In addition, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeded $35.925, the Partnership had the option to convert the Series C Preferred Units into common units. Distributions on the Series C Preferred Units were cumulative from the date of original issue and payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. The Series C Preferred Units could be redeemed in cash if a change of control occurred in the Partnership. As a result, the Series C Preferred Units that were subject to this redemption feature were not included on the Partnership's consolidated balance sheet as part of total equity and were presented as temporary equity above the equity section but below the liabilities section. A summary description of the Series C Preferred Units is included in the Partnership’s Report on Form 6-K filed with the SEC on July 6, 2015. As a result of the exchange described below, no series C Preferred Units were outstanding as of December 31, 2016.

In June 2016, the Partnership and the holders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units for approximately 8.3 million common units of the Partnership. The number of common units issued consists of the approximately 1.9 million common units that would have been issuable under the original conversion terms of the Series C Preferred Units plus an additional approximately 6.4 million common units to induce the exchange (the Inducement Premium). The value of the Inducement Premium 6.4 million common units on the date of conversion was approximately $37.7 million and has been charged to the limited partner - common units and the general partner.

In June 2016, the Partnership and the holders of the Series C Preferred Units also exchanged the remaining approximately 8.5 million Series C Preferred Units for approximately 8.5 million Series C-1 Preferred Units. The terms of the Series C-1 Preferred Units are equivalent to the terms of the Series C Preferred Units, with the exception that at any time after the 18 months anniversary of the original Series C Preferred Units closing date, at the election of each holder, each Series C-1 Preferred Unit is convertible into 1.474 common units of the Partnership. In addition, if a unitholder of the Series C-1 Preferred Units elects to convert their Series C-1 Preferred Units into common units of the Partnership, the Partnership now has the option to redeem these Series C-1 Preferred Units for cash instead of common units based on the closing market price of the common units of the Partnership at the time of the redemption. Furthermore, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeds 150% of $16.25 per unit, the Partnership has the option to convert the Series C-1 Preferred Units into common units. In addition, unlike the Series C Preferred Units, for which distributions were to be paid in cash, quarterly distributions on the Series C-1 Preferred Units for the eight consecutive quarters ending March 31, 2018 may be paid, in the Partnership's sole discretion, in cash, common units (at a discount of 2% to the ten days trading volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter, the distributions will be paid in cash. Consistent with the terms of the Series C Preferred Units, the Series C-1 Preferred Units may be redeemed in cash if a change of control occurs in the Partnership. As a result, the Series C-1 Preferred Units are not included on the Partnership's consolidated balance sheet as part of total equity and are presented as temporary equity above the equity section but below the liabilities section. A summary description of the Series C-1 Preferred Units is included in the Partnership’s Report on Form 6-K filed with the SEC on June 30, 2016. The exchange of the Series C Preferred Units for Series C-1 Preferred Units has been accounted for as an extinguishment of the Series C Preferred Units and the issuance of the Series C-1 Preferred Units. As a result, the excess of the carrying value of the Series C Preferred Units over the fair value of Series C-1 Preferred Units of $20.6 million was accounted for as an increase to the limited partner - common units and the general partner (the Exchange Contribution).

Series D Preferred Units and Detachable Warrants

On June 29, 2016, the Partnership issued a total of 4.0 million of its 10.5% Series D Preferred Units to a group of investors and subsidiaries of Teekay Corporation. These investors and Teekay Corporation also received an aggregate of 4,500,000 warrants with an exercise price equal to the closing price of the Partnership’s common units on June 16, 2016, or $4.55 per unit (the $4.55 Warrants) and an aggregate of 2,250,000 warrants with an exercise price at a 33% premium to the closing price of the Partnership’s common units on June 16, 2016, or $6.05 per unit (the $6.05 Warrants). The gross proceeds from the sale of these securities was $100.0 million (approximately $97.2 million net of offering costs).

The Partnership pays to holders of the Series D Preferred Units a cumulative, quarterly cash distribution in arrears at an annual rate of 10.5%. However, the Partnership may elect to pay the quarterly distributions for the first eight consecutive quarters following issuance, in the Partnership's sole discretion, in cash, common units (at a discount of 4% discount to the ten days trading volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter, the distributions will be paid in cash. The Series D Preferred Units have a liquidation value of $25.00 per unit plus an amount equal to any accrued but unpaid distributions to the date fixed for payment. The Series D Preferred Units have no mandatory redemption date, but they are redeemable at the Partnership’s option after June 29, 2021 for a 10% premium to the liquidation value and for a 5% premium to the liquidation value any time after June 29, 2022. The Series D Preferred Units are exchangeable into common units of the Partnership at the option of the holder at any time after June 29, 2021, based on the greater of the ten days trading volume weighted average price at the time of the notice of exchange or $4.00. A change of control event involving the purchase of at least 90% of the Partnership's common units would result in the Series D Preferred Units being redeemable for cash. The change of control premium to the liquidation preference on the redemption is initially 25% until June 29, 2017, scaling down five percentage points per anniversary thereof to five from June 29, 2021. Other change of control events may result in the holders of the Series D Preferred Units retaining their interest in the Series D Preferred Units, receiving from the surviving corporation a mirror security to the Series D Preferred Units or the Series D Preferred Units being redeemed for cash and/or common units. The Series D Preferred Units rank senior to all common units, pari passu with the Series A, B and C-1 Preferred Units and junior with respect to any senior securities, with respect to distribution rights and liquidation preference. The holders of Series D Preferred Units generally only have voting rights in proposed transactions that would result in a change of control, the creation or issuance of any senior securities and the issuance of any parity securities if distributions payable on any of the Partnership's Preferred Units are in arrears. The Partnership has filed a registration statement with respect to the Series D Preferred Units and the common units issuable upon exercise of the Warrants, which was declared effective August 31, 2016 and has agreed to use commercially reasonable efforts to cause a registration statement with respect to the common units underlying the Series D Preferred Units to be declared effective within 60 days prior to June 29, 2021. In addition, the Partnership has agreed to pay liquidated damages in the event it fails to do so; however, this is not considered probable of occurring.

The Partnership issued warrants which allow the holders to acquire up to 4,500,000 common units for a price of $4.55 per common unit and 2,250,000 common units for a price of $6.05 per common unit (the Warrants). The Warrants have a seven-year term and are exercisable any time after six months following their issuance date. The Warrants will be net settled in either cash or common units at the Partnership’s option. In the event of a change in control in which the Partnership is not the surviving entity, the Partnership will use commercially reasonable efforts to deliver or cause to be delivered one or more warrants in the surviving entity that has substantially similar rights, preferences and privileges as the Series D Preferred Units. The Partnership filed a registration statement with respect to the common units issuable upon exercise of the Warrants and to be declared effective by the six months anniversary of the issuance date of the Warrants, which was declared effective August 31, 2016.

Net cash proceeds of approximately $97.2 million (which is net of approximately $2.8 million of issuance costs), were allocated on a relative fair value basis to the Series D Preferred Units (approximately $83.5 million), to the $4.55 Warrants (approximately $9.5 million) and to the $6.05 Warrants (approximately $4.3 million). The Warrants qualify as freestanding financial instruments and are accounted for separately from the Series D Preferred Units. The Series D Preferred Units are presented as temporary equity as they are not mandatorily redeemable and the prospect of a forced redemption paid with cash due to a change of control event is not presently probable. The Warrants are recorded as permanent equity in the Partnership's consolidated balance sheets with 6,750,000 Warrants outstanding at December 31, 2016 (December 31, 2015 - nil). The $16.5 million difference between the amount of net proceeds allocated to the Series D Preferred Units based on relative fair values and the redemption value of the Series D Preferred Units is subject to periodic accretion over the five-year period until they become redeemable. As a result, for year ended December 31, 2016, $1.7 million was accounted for as a charge to the limited partners - common units and the general partner.

Net Income Per Common Unit

	Year ended
	December 31, 2016	December 31, 2015	December 31, 2014
	$	$	$
Limited partners' interest in net income	(12,952)	31,205	(19,380)
Preferred units - periodic accretion	(1,644)	—	—
Additional consideration for induced conversion of Series C Preferred Units	(36,961)	—	—
Deemed contribution on exchange of Series C Preferred Units	20,231	—	—
Limited partners' interest in net income for basic net income per common unit	(31,326)	31,205	(19,380)
Weighted average number of common units	124,747,207	98,507,732	86,212,290
Dilutive effect of unit based compensation	—	94,680	—
Common units and common unit equivalents	124,747,207	98,602,412	86,212,290

Limited partner's interest in net income per common unit
- basic	(0.25)	0.32	(0.22)
- diluted	(0.25)	0.32	(0.22)

Limited partners’ interest in net income per common unit – basic is determined by dividing net income, after deducting the amount of net income attributable to the non-controlling interests, the general partner’s interest and the distributions on the Series A, B, C, C-1 and D Preferred Units, the periodic accretion of the Series D Preferred Units, the Inducement Premium and the Exchange Contribution, by the weighted-average number of common units outstanding during the period. The distributions payable and paid on the preferred units for the year ended December 31, 2016 were $45.8 million (2015 - $28.6 million, 2014 - $10.9 million).

The computation of limited partners’ interest in net income per common unit - diluted assumes the issuance of common units for all potentially dilutive securities, consisting of restricted units (see note 17), the Warrants and Series C, C-1 and D Preferred Units. Consequently, the net income attributable to limited partners’ interest is exclusive of any distributions on the Series C, C-1 and D Preferred Units, the periodic accretion of the Series D Preferred Units, the Inducement Premium and the Exchange Contribution. In addition, the weighted average number of common units outstanding has been increased assuming exercise of the restricted units and Warrants using the treasury stock method and assuming the Series C, C-1 and D are converted to common units using the if-converted method. The computation of limited partners’ interest in net income per common unit - diluted does not assume the issuance of common units pursuant to the restricted units, Warrants and Series C, C-1 and D Preferred Units if the effect would be anti-dilutive. In periods where a loss is attributable to common unitholders, all restricted units, Warrants, the Series C, C-1 and D Preferred Units are anti-dilutive.

Therefore, for the year ended December 31, 2016, 40.6 million common unit equivalent Series C, C-1 and D Preferred Units and 7.1 million restricted units and common unit equivalent Warrants, respectively, were excluded from the computation of limited partners’ interest in net income per common unit - diluted, as their effect was anti-dilutive. For the years ended December 31, 2015 and December 31, 2014, 5.1 million Series C Preferred Units and 0.1 million restricted units, respectively, were excluded from the computation of limited partners' interest in net income per unit - diluted, as their effect was anti-dilutive.

The general partner’s and common unitholders’ interests in net income are calculated as if all net income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less, among other things, the amount of cash reserves established by the general partner’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure, anticipated capital requirements and any accumulated distributions on, or redemptions of, the Series A Preferred Units, Series B Preferred Units, Series C-1 Preferred Units and Series D Preferred Units. Unlike available cash, net income is affected by non-cash items such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency translation gains and losses.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.
Public and Private Offerings of Common Units
The following table summarizes the issuances of common units over the three years ending December 31, 2016:

Date	Offering Type	Number of Common Units Issued	Offering Price	Gross Proceeds (i)	Net Proceeds	Teekay Corporation’s Ownership After the Offering(ii)	Use of Proceeds
				(in millions of U.S. Dollars)
During 2014	COP	213,350	(iii)	7.8	7.6	(iii)	General partnership purposes
November 2014	Private	6,704,888	$26.10	178.6	178.5	27.26%	For general partnership purposes, which included funding vessel conversion projects and finance newbuilding UMS and towage vessels.
During 2015	COP	211,077	(iii)	3.6	3.5	(iii)	General partnership purposes
July 2015	Private	14,402,304	$20.83	306.1	306.1	37.06%	Partially finance the acquisition of the Knarr companies.
During 2016	COP	5,525,310	(iv)	31.8	31.0	(iv)	General partnership purposes
June 2016	Private	21,978,022	$4.55	102.0	99.5	29.25%	For general partnership purposes, which included funding existing newbuilding installments and capital conversion projects.
During 2016	PIK	4,558,624	(v)	0.5	0.5	(v)	(v)
June 2016	Series C Conversion	8,323,809	(vi)	0.9	0.7	(vi)	(vi)

(i)	Including the General Partner’s 2% proportionate capital contribution.

(ii)	Including Teekay Corporation’s indirect 2% general partner interest.

(iii)
In May 2013, the Partnership implemented a continuous offering program (or COP), under which the Partnership may issue new common units, representing limited partner interests, at market prices from time to time up to a maximum aggregate amount of $100 million.

(iv)	In June 2016, the Partnership implemented a replacement $100 million COP.

(v)
Common units issued or issuable as a payment-in-kind for the distributions on the Partnership's Series C-1 and D Preferred Units and on the Partnership's common units and general partner interest held by subsidiaries of Teekay Corporation and payment-in-kind for interest on a subordinated promissory note to Teekay Corporation (see note 11j). In June 2016, the Partnership agreed with Teekay Corporation that, until the Partnership's Norwegian Kroner bonds maturing in 2018 have been repaid, all distributions to be paid by the Partnership to Teekay Corporation or its affiliates, including the Partnership's general partner, related to common and preferred units held by Teekay Corporation or its affiliates (other than with respect to incentive distribution rights) will be paid in the form of common units.

(vi)
In June 2016, the Partnership and the holders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units for approximately 8.3 million common units of the Partnership. The number of common units issued consists of the approximately 1.9 million common units that would have been issuable under the original conversion terms of the Series C Preferred Units plus an additional approximately 6.4 million common units to induce the exchange (the Inducement Premium).